Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Drew Wolff, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.the Annual Report of Trupanion, Inc. on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Trupanion, Inc.

Date: February 17, 2022

/s/ Drew Wolff

Drew Wolff
Chief Financial Officer
(Principal Financial Officer)